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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Hasbro, Inc.:

We consent to use of our reports included in or incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 26, 1999, which is incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ KPMG LLP
Providence, Rhode Island
September 27, 2000